UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 21, 2015

Date of Report (Date of earliest event reported)

TSS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33627	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Old Settlers Road
Round Rock, Texas	78664
(Address of principal executive offices)	(Zip Code)

(512) 310-1000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Definitive Material Agreement.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 21, 2015, TSS, Inc. (the “Company”) and Gerard J. Gallagher, a director and the Chief Technology Officer of the Company, entered into a Second Amendment to Amended and Restated Convertible Promissory Note (the “Amendment”), in order to amend that certain Amended and Restated Convertible Promissory Note, dated May 21, 2013, in the original principal amount of $1,900,000, as amended by that certain Amendment to Amended and Restated Convertible Promissory Note, dated effective September 30, 2014 (collectively, the “Note”). The Note was issued by the Company to Mr. Gallagher as consideration in connection with the Company’s acquisition of VTC, L.L.C. and Vortech, LLC on January 19, 2007.

The Amendment extends the maturity date of the Note from January 1, 2015 to July 1, 2017. Under the terms of the Amendment, the Company will make 14 monthly payments of principal in the amount of $25,000 beginning January 1, 2016 through February 1, 2017 and is scheduled to make an additional $100,000 payment of principal on each of March 1, 2017 and July 1, 2017. The Amendment also increases the interest rate from 4% to 5%, effective January 1, 2016.

The Company and Mr. Gallagher also entered into a warrant (the “Warrant’) granting Mr. Gallagher the right to purchase up to 100,000 shares of the Company’s common stock par value $0.0001 (the “Common Stock”). The Warrant is exercisable for a period of five years from December 21, 2015 at an exercise price of $0.15 per share. The exercise price and number of shares of Common Stock issuable on exercise of the Warrant will be subject to adjustment in the event of any stock split, reverse stock split, recapitalization, reorganization or similar transaction.

A copy of the Note is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the Warrant is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the attached Amendment and Warrant.

Item 3.02	Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference. The Warrant was issued in reliance on the exemption from registration provided for under Section 4(2) of the Securities Act of 1933, as amended. Mr. Gallagher represented in the Warrant that he was an accredited investor, that he was acquiring the Warrant and the underlying shares of common stock for investment for its own account, and that the Warrant and the underlying shares of common stock are restricted securities under the federal securities laws.

Item 9.01.	Financial Statements and Exhibits.

99.1	Second Amendment to Amended and Restated Convertible Promissory Note, dated as of December 21, 2015, between TSS, Inc. and Gerard J. Gallagher.
99.2	Warrant between TSS, Inc. and Gerard J. Gallagher

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSS, INC.

By:	/s/ Anthony Angelini
Anthony Angelini
Chief Executive Officer

Date: December 22, 2015